UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2020 PACWEST BANCORP You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. PACWEST BANCORP 130 S. State College Blvd. Brea, CA 92821 0000450202_1 R1.0.1.18 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2020 Date: May 12, 2020Time: 1:30 PM PDT Location: Waldorf Astoria Beverly Hills 9850 Wilshire Boulevard Astor Salon 3 Meeting Room Beverly Hills, California 90210

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods possession available and follow the instructions. marked by the arrow 0000450202_2 R1.0.1.18 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l 1. Form 10-K2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3: 1. 1A Election of Directors Nominees Tanya M. Acker Advisory Vote on Executive Compensation. To approve, on an advisory basis (non-binding), the compensation of the Company's named executive officers; 2 1B Paul R. Burke 1C Craig A. Carlson 3 Ratification of the Appointment of Independent Auditors. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2020; 1D John M. Eggemeyer, III 1E C. William Hosler NOTE: Other Business. To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof. As of the date of this notice, the Board of Directors know of no other matters that may be brought before stockholders at the Annual Meeting. 1F Susan E. Lester 1G Arnold W. Messer 1H Roger H. Molvar 1I James J. Pieczynski 1J Daniel B. Platt 1K Robert A. Stine 1L Matthew P. Wagner 1M Mark T. Yung 0000450202_3 R1.0.1.18 Voting items